Exhibit 10.1

AMENDMENT No. 2 TO THE
Kartoon Studios, Inc.
2020 INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of Kartoon Studios, Inc. (the “Company”) heretofore established the Genius Brands International, Inc. 2020 Incentive Plan (the “Plan”); and

WHEREAS, the Plan was amended and restated, effective as of May 23, 2024, to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for grants of Awards thereunder by 5,000,000 shares of Common Stock; and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock available for grants of Awards thereunder by an additional 5,000,000 shares of Common Stock; and

WHEREAS, the Board desires to further amend the Plan to reflect the change in the name of Genius Brands International, Inc. to Kartoon Studios, Inc.; and

WHEREAS, pursuant to Section 12.7(b) of the Plan, the Board has the right to amend the Plan with respect to certain matters; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment; now, therefore, be it

RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	The name of the Plan is hereby amended to be the “Kartoon Studios, Inc. 2020 Incentive Plan.”

2.	Subject to approval of the Company’s stockholders, Section 4.1(a) of the Plan is hereby amended by increasing the share references in such section by an additional 5,000,000 shares of Common Stock, such that Section 4.1(a), as amended and restated, reads in its entirety as follows:

“Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be the sum of (i) 13,000,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the Company’s 2015 Incentive Plan, subject to adjustment in accordance with Section 4.1(c) hereof. 13,000,000 Shares shall be available for the grant of Incentive Stock Options and other awards hereunder.”

3.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Amendment to be signed this 14th day of May, 2025.

Kartoon Studios, Inc.

By:	/s/ Andy Heyward
Name:	Andy Heyward
Title:	Chief Executive Officer

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